UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2020

_______________________________

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Wiggins Avenue

Bedford, Massachusetts 01730

(Address of Principal Executive Offices) (Zip Code)

(781) 457-9000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of John B. Henneman, III and Stephen Richard to Board of Directors

On September 2, 2020, the Board of Directors elected John B. Henneman, III and Stephen Richard as members of the Board effective as of September 3, 2020.

John B. Henneman, III will serve as one of our Class III directors, with a term expiring at the 2023 Annual Meeting of Stockholders, and as a member of the Board’s Compensation Committee and Governance and Nominating Committee. Mr. Henneman served NewLink Genetics Corporation, a NASDAQ-listed biotechnology company focused on cancer immunotherapy, as Executive Vice President and Chief Financial Officer from October 2014 to July 2018 and as Chief Administrative Officer from July 2018 through his retirement in November 2018. He served Integra LifeSciences Corp., a Nasdaq-listed medical technology company, in various capacities from 1998 to 2014, including as Chief Financial Officer from 2007 to 2014 and earlier as General Counsel and Chief Administrative Officer. Mr. Henneman serves on the boards of directors of: Aprea Therapeutics Inc., a Nasdaq-listed biotechnology company; R1 RCM, Inc., a Nasdaq-listed company providing technology-enabled revenue cycle management services to healthcare providers; and SeaSpine Holdings Corporation, a Nasdaq-listed medical technology company. Mr. Henneman received an A.B. in Politics from Princeton University and a J.D. from University of Michigan Law School. He is 58 years old.

Stephen Richard will serve as one of our Class I directors, with a term expiring at the 2021 Annual Meeting of Stockholders, and as a member of the Board’s Audit Committee. Mr. Richard has served Becton, Dickinson and Company, a NYSE-listed medical technology company, as Senior Vice President, Chief Risk Officer since May 2019 and as Chief Audit Executive since February 2016. Mr. Richard served the National Basketball Association organization from 1998 to 2016 in various roles of increasing responsibility in the areas of finance, operations and business development. Those roles included serving as Senior Vice President, Business Development and Global Operations of NBA Properties, Inc. from 2013 to January 2016, Chief Financial Officer of NBA China from 2010 to 2013 and Interim Chief Executive Officer of NBA China from 2010 to 2011. He earlier served as, among other positions, Regional Audit Director, U.S. Consumer Businesses at Citigroup Inc., District Manager, Financial Planning and Analysis at AT&T Corporation, and Senior Manager at Deloitte & Touche LLP. Mr. Richard is a certified public accountant in the State of New Jersey and the Chairman of the Committee on Governance,
Risk and Compliance of Financial Executives International, an association of financial executives serving both public and private companies. Mr. Richard received a B.S. in Accounting from Northeastern University and an M.B.A. in Finance from Columbia Business School. He is 57 years old.

Upon election to the Board, each of Mr. Henneman and Mr. Richard was awarded 9,310 restricted stock units under our 2017 Omnibus Incentive Plan. Each restricted stock unit gives the grantee the right to receive one share of common stock and is valued at $37.59 per unit, the fair market value of a share of our common stock on September 3, 2020. The restricted stock units will vest in three equal annual installments immediately prior to the 2021, 2022 and 2023 Annual Meetings of Stockholders.

Notice of Intention of Joseph L. Bower Not to Stand for Re-Election to Board of Directors at 2021 Annual Meeting

On September 2, 2020, Joseph L. Bower notified the Board of Directors of his intention not to stand for re-election as a Class I director at our 2021 Annual Meeting of Stockholders, when his term will expire. Dr. Bower has served as a member of the Board since 1993 and as Chair of the Board since March 2018. Dr. Bower’s decision not to stand for re-election was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Appointment of Jeffery S. Thompson as Chair of the Board of Directors

On September 2, 2020, the Board appointed Jeffery S. Thompson to serve as Chair of the Board effective on September 3, 2020.

Realignment of Membership of Committees of Board of Directors

On September 2, 2020, the Board of Directors modified and realigned the composition and chairs of its standing committees, effective September 3, 2020, as follows:

•	Audit Committee: Raymond J. Land (Chair), Stephen Richard and Susan Vogt
•	Compensation Committee: Joseph L. Bower (Chair), John B. Henneman, III, Raymond J. Land and Glenn Larsen
•	Governance and Nominating Committee: Susan Vogt (Chair), John B. Henneman, III and Glenn Larsen

Item 7.01. Regulation FD Disclosure.

On September 8, 2020, we issued a press release entitled “Anika Announces Appointment of Jack Henneman and Stephen Richard to Board of Directors.” A copy of the press release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this report shall not be incorporated by reference into any of our filings with the Securities and Exchange Commission, whether made before, on or after the date of this report, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information contained in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

99.1	Press release dated September 8, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: September 8, 2020	By:	/s/ CHERYL R. BLANCHARD
CHERYL R. BLANCHARD
President and Chief Executive Officer